   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1999
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                                  APPNET, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                               7373                              52-2077860
  (State or other jurisdiction of        (Primary Standard Industrial               (I.R.S. Employer
   incorporation or organization)        Classification Code Number)              Identification No.)

                            6707 DEMOCRACY BOULEVARD
                               BETHESDA, MD 20817
                                 (301) 493-8900
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

              KEN S. BAJAJ, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  APPNET, INC.
                            6707 DEMOCRACY BOULEVARD
                               BETHESDA, MD 20817
                                 (301) 493-8900

      (Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------
                                   COPIES TO:

            LUKE E. SIMS, ESQ.                           WILLIAM J. WHELAN, III, ESQ.
             FOLEY & LARDNER                               CRAVATH, SWAINE & MOORE
         777 EAST WISCONSIN AVE.                              825 EIGHTH AVENUE
        MILWAUKEE, WISCONSIN 53202                            NEW YORK, NY 10019
              (414) 271-2400                                    (212) 474-1000

                         ------------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
  As soon as practicable after this registration statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ File No. 333-89877

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                 PROPOSED
                                                                 MAXIMUM
            TITLE OF EACH CLASS               AMOUNT TO BE    OFFERING PRICE   PROPOSED MAXIMUM       AMOUNT OF
       OF SECURITIES TO BE REGISTERED         REGISTERED(1)    PER SHARE(2)    OFFERING PRICE(2)   REGISTRATION FEE
Common Stock, par value $0.0005 per share...     345,000          $52.91          $18,253,950           $5,075

(1) Includes a maximum of 45,000 shares that may be purchased by the underwriters to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 based upon the average of the high and low prices reported on the Nasdaq National Market on November 11, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    THIS REGISTRATION STATEMENT ON FORM S-1 IS BEING FILED BY APPNET, INC. PURSUANT TO RULE 462(b) UNDER THE SECURITIES ACT OF 1933. THE CONTENTS OF REGISTRATION STATEMENT NUMBER 333-89877, INCLUDING THE AMENDMENT THERETO, ARE HEREBY INCORPORATED HEREIN BY REFERENCE.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on this 12th day of November, 1999.

                                                       APPNET, INC.

                                                       By:  /s/ KEN S. BAJAJ*
                                                            -----------------------------------------
                                                            Ken S. Bajaj
                                                            President and Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                                                       President, Chief Executive
                  /s/ KEN S. BAJAJ*                      Officer and Director           November 12,
     -------------------------------------------         (Principal Executive               1999
                    Ken S. Bajaj                         Officer)

                   /s/ JOHN CROSS*
     -------------------------------------------       Executive Vice President and     November 12,
                     John Cross                          Director                           1999

               /s/ THOMAS M. DAVIDSON*
     -------------------------------------------       Director                         November 12,
                 Thomas M. Davidson                                                         1999

                  /s/ BRUCE RAUNER*
     -------------------------------------------       Director                         November 12,
                    Bruce Rauner                                                            1999

               /s/ PHILIP A. CANFIELD*
     -------------------------------------------       Director                         November 12,
                 Philip A. Canfield                                                         1999

                /s/ RICHARD N. PERLE*
     -------------------------------------------       Director                         November 12,
                  Richard N. Perle                                                          1999

                                                       Senior Vice President and
                /s/ JACK PEARLSTEIN*                     Chief Financial Officer        November 12,
     -------------------------------------------         (Principal Financial and           1999
                   Jack Pearlstein                       Accounting Officer)

 *  By:   /s/ WILLIAM S. DAWSON
          -------------------------------------------
          William S. Dawson
          ATTORNEY-IN-FACT**

**  By power of attorney filed with Registration Statement No. 333-89877

                                 EXHIBIT INDEX

     EXHIBIT NO.                                DESCRIPTIONS
---------------------   ------------------------------------------------------------

         5.1            Opinion of Foley & Lardner

        23.1            Consent of Arthur Andersen LLP

        23.2            Consent of Foley & Lardner (included in Exhibit 5.1)

        23.3            Consent of International Data Corporation

        24              Power of Attorney (Filed with Registration Statement No.
                        333-89877)